SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 29, 2005

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 937-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

New BIAXIN XL Patent

On March 29, 2005, the United States Patent and Trademark Office issued a new patent for BIAXIN XL, the extended release form of the antibiotic clarithromycin.

The patent covers the pharmacokinetic profile of BIAXIN XL, which is associated with a variety of clinical benefits over previous dosage forms, including enabling a more consistent amount of clarithromycin to be maintained in the blood. BIAXIN XL also offers patients convenient dosing and an improved adverse event profile, helping patients to recognize the full therapeutic benefit of the medication. This new patent further strengthens the existing intellectual property estate surrounding BIAXIN XL.

In addition to composition of matter protection for clarithromycin itself, the BIAXIN XL patent estate includes patents for various formulations, manufacturing processes, and crystal forms of clarithromycin. The formulation and pharmacokinetic patents for BIAXIN XL extend until 2017.

BIAXIN XL is a once-daily antibiotic therapy indicated for the treatment of common bacterial respiratory tract infections such as bronchitis, pneumonia and sinusitis. BIAXIN XL was approved in 2000 as a once-daily formulation, providing patients more convenient dosing, improved gastrointestinal symptom tolerability and the option for shorter-course treatment than BIAXIN IR. BIAXIN XL is the preferred form of BIAXIN and accounts for nearly 70 percent of all BIAXIN prescriptions in the U.S., according to the latest IMS monthly reporting data.

About BIAXIN XL

BIAXIN XL offers targeted coverage of the pathogens responsible for common respiratory tract infections and is the most potent antibiotic in the macrolide class. BIAXIN XL is indicated for the treatment of adults with mild to moderate infections, including acute maxillary sinusitis due to Haemophilus influenzae, Moraxella catarrhalis, or Streptococcus pneumoniae; acute bacterial exacerbation of chronic bronchitis due to Haemophilus influenzae, Haemophilus parainfluenzae, Moraxella catarrhalis, or Streptococcus pneumoniae; and community-acquired pneumonia due to Haemophilus influenzae, Haemophilus parainfluenzae,  Moraxella catarrhalis, Streptococcus pneumoniae, Chlamydia pneumoniae (TWAR), or Mycoplasma pneumoniae.

For complete details, please see full prescribing information.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by Abbott Laboratories under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Abbott, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Abbott.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: March 29, 2005	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance and Chief Financial Officer